                                                                    EXHIBIT 3.85

                                 CERTIFICATE OF
                               LIMITED PARTNERSHIP
                                   PURSUANT TO
                                 ARTICLE 6132a-1


--------------------------------------------------------------------------------
                         1. Name of Limited Partnership
--------------------------------------------------------------------------------
The name of the limited partnership is as set forth below:
--------------------------------------------------------------------------------
Texas Oaks Psychiatric Hospital, L.P.
--------------------------------------------------------------------------------
The name must contain the words "Limited Partnership," or "Limited," or the abbreviation "L.P.," or "Ltd." As the last words or letters of its name. The name must not be the same as, deceptively similar to or similar to that of an existing corporate, limited liability company, or limited partnership name on file with the secretary of state. A preliminary check for "name availability" is recommended.
--------------------------------------------------------------------------------
                              2. Principal Office
--------------------------------------------------------------------------------
The address of the principal office in the United States where records of the partnership are to be kept or made available is set forth below:
--------------------------------------------------------------------------------
Address: 113 Seaboard Lane, Suite C-100
--------------------------------------------------------------------------------
City: Franklin         State: TN          Zip Code 37067         Country USA
--------------------------------------------------------------------------------
             3. Registered Agent and Registered Office (Select and
                   complete either A or B, then complete C.)
--------------------------------------------------------------------------------
[X] A. The initial registered agent is a corporation by the name set forth below:
--------------------------------------------------------------------------------
OR | National Registered Agents, Inc.
--------------------------------------------------------------------------------
[ ] B. The initial registered agent is an individual resident of the state whose name is set forth below:
--------------------------------------------------------------------------------
First Name           Middle Initial          Last Name           Suffix
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
C. The business address of the registered agent and the registered office address is:
--------------------------------------------------------------------------------
Street Address                     City                             Zip Code
1614 Sidney Baker Street           Kerrville               TX       78028
--------------------------------------------------------------------------------
                         4. General Partner Information
--------------------------------------------------------------------------------
The name, mailing address, and the street address of the business or residence of each general partner is as follows:
--------------------------------------------------------------------------------
General Partner 1
--------------------------------------------------------------------------------
Legal Entity: The general partner is a legal entity named:
--------------------------------------------------------------------------------
PSI Texas Hospitals, LLC
--------------------------------------------------------------------------------
Individual:  The general partner is an individual whose name is set forth below:
--------------------------------------------------------------------------------
First Name            M.I.                 Last Name             Suffix
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MAILING ADDRESS OF GENERAL PARTNER 1
--------------------------------------------------------------------------------
Mailing Address                       City            State         Zip Code
113 Seaboard Ln, Suite C-100          Franklin        TN            37067
--------------------------------------------------------------------------------
STREET ADDRESS OF GENERAL PARTNER 1
--------------------------------------------------------------------------------
Street Address                        City            State         Zip Code
113 Seaboard Ln, Suite C-100          Franklin        TN            37067
--------------------------------------------------------------------------------
General Partner 2
--------------------------------------------------------------------------------
LEGAL ENTITY: The general partner is a legal entity named:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Individual: The general partner is an individual whose name is set forth below:
--------------------------------------------------------------------------------
Partner 2 - First Name       M.I.           Last Name             Suffix
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MAILING ADDRESS OF GENERAL PARTNER 2
--------------------------------------------------------------------------------
Mailing Address              City             State               Zip Code
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STREET ADDRESS OF GENERAL PARTNER 2
--------------------------------------------------------------------------------
Street Address               City             State               Zip Code
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          5. Supplemental Information
--------------------------------------------------------------------------------
Text Area:

[The attached addendum are incorporated herein by reference.]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Effective Date of filing
--------------------------------------------------------------------------------
[X] A. This document will become effective when the document is filed by the secretary of state.
--------------------------------------------------------------------------------
OR
--------------------------------------------------------------------------------
[ ] B. This document will become effective at a later date, which is not more than ninety (90) days from the date of its filing by the secretary of state. The delayed effective date is
--------------------------------------------------------------------------------
                                   Execution
--------------------------------------------------------------------------------
The undersigned sign this document subject to the penalties imposed by law for the submission of a false or fraudulent document.
--------------------------------------------------------------------------------
Name                                           Name
PSI Texas Hospitals, LLC
--------------------------------------------------------------------------------
/s/ Steven T. Davidson
--------------------------------------------------------------------------------
Signature of General Partner 1                 Signature of General Partner 2
--------------------------------------------------------------------------------
Steven T. Davidson, Vice President of
Psychiatric Solutions, Inc., the sole
member of PSI Texas Hospitals, LLC